NON-COMPETITION AGREEMENT


         THIS AGREEMENT dated March 31, 1998 is made by and between Technology Services Corporation, a Delaware corporation ("Buyer"), and C & L Acquisitions, Inc. ("Seller").


                                    RECITALS

         A. Buyer and Seller have entered into a Stock Purchase Agreement dated March 31, 1998 (the "Purchase Agreement") pursuant to which the Buyer has agreed to purchase from Seller all of Seller's capital stock in Valley Communications, Inc., a California corporation (VCI") upon the terms and conditions contained in the Purchase Agreement; and

         B. The execution and delivery of this Agreement is a condition precedent to the obligation of the Purchaser to complete the transactions contemplated in the Purchase Agreement;

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:


                                    ARTICLE I

                                 INTERPRETATION

1. Definitions. In this Agreement, the following terms shall have the meanings set out below unless the context requires otherwise:

"Affiliate" means, with respect to any Person, any other Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person, and includes any Person in like relation to an Affiliate. A Person is deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; and the term "controlled" has a corresponding meaning.

"Agreement" means this Agreement, including the Schedules to this Agreement as it or they may be amended or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions refer to this Agreement and not to any particular Section or other portion of this Agreement.

"Business" means the business carried on by and intended or proposed to be carried on by Buyer.

"Business Day" means any day except Saturday, Sunday or any day on which banks are generally not open for business in San Francisco, California. "Party" means a party to this Agreement and any reference, to a party includes its successors and permitted assigns; "Parties" means every Party.

"Person" is to be broadly interpreted and includes an individual, a corporation, a limited liability company, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity.

2. Article and Section Headings. The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

3. Number and Gender. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

4. Section and Schedule References. Unless the context requires otherwise, references in this Agreement to Sections or Schedules are to Sections or Schedules of this Agreement.



                                   ARTICLE II

                                 NON-COMPETITION

1. Non-Competition by Seller. Without the prior written consent of the Purchaser, and at any time within the period of two years following the date of termination of employment or the date of this Agreement, which ever is later, Seller shall not, and shall ensure that its Affiliates do not, either individually or in partnership or jointly or in conjunction with each other or any Person, as principal, agent, consultant, lender, contractor, employer, employee, investor or shareholder, or in any other manner, directly or indirectly, advise, manage, carry on, establish, acquire control of, be engaged in, invest in or lend money to, guarantee the debts or obligations of, or permit VCI's name or any part thereof to be used or employed by any Person that operates, is engaged in or has an interest in, a business that is Substantially Similar To or Competes with the Business in California and Nevada. "Substantially Similar To" shall mean a business that derives more than 20% of its revenues from the design, engineering, installation and testing of major structured wiring systems for voice and data networking, network integration services and LAN/WAN maintenance services. Competing with the Business means directly or indirectly engaging in or permitting the solicitation or sale to any of the present customers of the Business of any products or services of the particular type sold by the Business as at the date of this Agreement. In connection with this Section, Buyer acknowledges that nothing herein shall preclude Seller's affiliate, Coyote Technologies, LLC, from continuing to market and sell its DSS switches, ancillary services, and equipment to any customers. During the life of this Agreement, if Seller should be placed in violation of the covenant by virtue of an acquisition, Seller shall have a period of six months from the date of such acquisition to dispose of the portion of the business that causes the violation. 2. Employees. Seller shall not, and shall ensure that its Affiliates do not, for a period of two years from the date of this Agreement, without the prior written consent of the Purchaser, induce any employee employed or to be employed in the Business at the date of this Agreement to leave such employ or offer to employ or employ such employee.

3. Severability. Each provision of this Agreement shall constitute a separate and distinct covenant and shall be severable from all other such separate and distinct covenants contained in this Agreement. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4. Remedies. Seller acknowledge that a breach by it or any of its Affiliates of any of the covenants contained in this Agreement would result in damages to Purchaser and that Purchaser may not be adequately compensated for such damages by monetary award alone. Accordingly, Seller agrees that in the event of any such breach or threatened breach, in addition to any other remedies available at law or otherwise, Purchaser shall be entitled as a matter of right to apply to a court of competent jurisdiction for relief by way of injunction, restraining order, decree or otherwise as may be appropriate to ensure compliance by Seller and its Affiliates with the provisions of this Agreement. Any remedy expressly set out in this Agreement shall be in addition to and not inclusive of or dependent upon the exercise of any other remedy available at law or otherwise.

5. Reasonableness of Restrictions. The Parties agree that all restrictions in this Agreement are necessary and fundamental to the protection of the respective businesses of the Parties and are reasonable and valid. All defenses to the strict enforcement of this Agreement against the Parties or any of their Affiliates are hereby waived.



                                   ARTICLE III

                                     GENERAL

1. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding on, the Parties and their respective successors and permitted assigns. No Party may assign or transfer, whether absolutely, by way of security or otherwise, all or any part of its respective rights or obligations under this Agreement without the prior written consent of the other.

2. Notices. Any notice or other communication required or permitted to be given or made under this Agreement shall be in writing and shall be effectively given and made if (i) delivered personally, (ii) sent by prepaid courier service, or
(iii) sent prepaid by fax or other similar means of electronic communication, in each case to the applicable address set out below: if to Seller to:

                           Dan Latham, President
                           Coyote Network Systems, Inc.
                           4360 Park Terrace Drive
                           Westlake Village, CA  91361

                  with a copy to:

                        Timothy G. Atkinson
                        Reinhart, Boerner, Van Deuren, Norris & Rieselbach, P.C. 1700 Lincoln Street, Suite 3725
                        Denver, CO  80203-4537

if to Purchaser to:

                           Don L. Hawley
                           Technology Services Corporation
                           5000 Hopyard
                           Pleasanton, CA  94588

                  with copies to:

                           Michael J. Danaher
                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, CA  94304-1050

Any such communication so given or made shall be deemed to have been given or made and to have been received on the day of delivery if delivered (i) personally, or (ii) by a nationally recognized overnight courier, or on the day of faxing or sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and such communication is so delivered, faxed or sent before 4:30 p.m. on such day. Otherwise, such communication shall be deemed to have been given and made and to have been received on the next following Business Day. Any such communication given or made in any other manner shall be deemed to have been given or made and to have been received only upon actual receipt.

Any Party may from time to time change its address by notice of the other Party given in the manner provided by this Section.

3. Amendment. No amendment of this Agreement shall be effective unless made in writing and signed by the Parties.

4. Waiver. A waiver of any default, breach or non-compliance under this Agreement shall not be effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach or non-observance or by anything done or omitted to be done by any other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware so applied to agreements made and performed in Delaware by residents of the State of Delaware.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the Parties adopt any signatures received by a receiving fax machine as original signatures of the Parties; provided, however, that any Party providing its signature in such manner shall promptly forward to the other Parties an original of the signed copy of this Agreement which was so faxed.


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IN WITNESS  WHEREOF,  the parties have  executed  this  Agreement as of the date first above written.

C & L ACQUISITIONS, INC.            TECHNOLOGY SERVICES CORPORATION



/s/ Daniel W. Latham                /s/ Don L. Hawley
Name:    Daniel W. Latham           Name:    Don L. Hawley
Title:   President                  Title:   President